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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported) February 18, 1997
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                         FABRI-CENTERS OF AMERICA, INC.
                         ------------------------------

             (Exact name of Registrant as specified in its charter)

            Ohio                        1-6695                 34-0720629
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)

           5555 Darrow Road
              Hudson, Ohio                               44236
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:        216-656-2600
                                                       --------------------
                                 Not applicable.
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          (Former name or former address, if changed since last report)

The Exhibit Index is located on sequential page 3.

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Item 5. Other Events
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This Registrant's news release dated February 18, 1997, a copy of which is attached hereto as Exhibit 99, announcing the Company's settlement with the Securities and Exchange Commission ("SEC") of allegations in connection with a previously reported SEC investigation is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)     Exhibits

        99 Fabri-Centers of America, Inc. News Release dated February 18, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              FABRI-CENTERS OF AMERICA, INC.
                                              ------------------------------
                                                        REGISTRANT

Date:             March 25, 1997              /s/  Samuel R. Gaston
                                              ---------------------
                                              By:  Samuel R. Gaston,
                                                   Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                           Description
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         99                  Fabri-Centers of America, Inc. News Release dated
                             February 18, 1997.

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